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                                                               EXHIBIT 23.1

                    CONSENT OF INDEPENDENT ACCOUNTANTS

The Board of Directors

VIALOG Corporation:

We consent to the use of our reports included herein and to the reference to our firm under the heading "Experts" in the prospectus.

                                          /s/ KPMG Peat Marwick LLP
                                          KPMG PEAT MARWICK LLP

Boston, Massachusetts

July 7, 1998